  FORM 8-K Cover Page
  Items Reported
  Signatures

SECURITITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2004

Downey Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0633413 (I.R.S. employer identification number)

Commission file number: 1-13578

3501 Jamboree Road
Newport Beach, California 92660
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 854-0300

Item 5.  Other Events.

          On June 23, 2004, Downey Financial Corp. (the "Registrant") issued a press release announcing that Downey Financial Capital Trust I (NYSE: DFT), its subsidiary, will redeem all of its outstanding $120 million 10% Capital Securities (CUSIP No. 261016-208) (the "Capital Securities"). The redemption date for the Capital Securities will be July 23, 2004 at a price equal to 100% of the $25.00 liquidation amount of each Capital Security, plus accrued and unpaid distributions from the last quarterly distribution on June 15, 2004.

          The redemption is being funded from a portion of the net proceeds of a new $200 million 6 1/2% 10-year senior notes offering issued by the Registrant on June 23, 2004.

          Attached as Exhibit 99.1 and incorporated herein by reference to this Form 8-K is a copy of the Registrant’s press release dated June 23, 2004.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

          The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Press release issued by Donwey Financial Corp. on June 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Downey Financial Corp.
Date: June 23, 2004	By /s/ Thomas E. Prince Thomas E. Prince Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by Donwey Financial Corp. on June 23, 2004.